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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 13, 1998


                                 CML Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         001-09630                                     04-2451745
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


         524 Main Street
     Acton, Massachusetts                                01720
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(Address of Principal Executive Offices)               (Zip Code)


                                 (978) 264-4155
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.       OTHER EVENTS

     On April 14, 1998, CML Group, Inc. (the "Company") announced certain organizational changes. The Board of Directors elected John A. C. Pound as Chairman of the Board and Chief Executive Officer and G. Robert Tod as Vice Chairman, and announced the resignation of Charles M. Leighton as director on April 13, 1998. Mr. Pound previously served as Chairman and Acting Chief Executive Officer. Mr. Tod formerly served as President and Chief Operating Officer. In submitting his resignation, Mr. Leighton noted the different leadership style of the present Chief Executive Officer and that there were conflicting opinions among Board members as to whether, as former Chief Executive Officer, he should remain as a director.

     The foregoing description of the announcement is qualified in its entirety by reference to the full text of the Company's press release which is filed as
Exhibit 99 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              Not applicable.

              (b)  PRO FORMA FINANCIAL INFORMATION

              Not applicable.

              (c)  EXHIBITS.

              The exhibit following the Exhibit Index is incorporated herein by reference.


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                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 1998

                                 CML GROUP, INC.
                                 ---------------------------------------------
                                 (Registrant)


                                 By:   /s/ Paul J. Bailey
                                 ---------------------------------------------
                                       Paul J. Bailey
                                       Controller and
                                       Principal Accounting Officer



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                                  EXHIBIT INDEX


Exhibit
Number                                    Description
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 99                                       Press Release dated April 14, 1998




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